General (Details)	3 Months Ended
Mar. 31, 2023
General [Abstract]
Pursuant agreement, description	Company ceased the production and sale of GLASSIA to Takeda during 2021, and during the first quarter of 2022, Takeda began to pay the Company royalties on sales of GLASSIA manufactured by Takeda, at a rate of 12% on net sales through August 2025 and at a rate of 6% thereafter until 2040, with a minimum of $5 million annually for each of the years from 2022 to 2040.